EXHIBIT 10.44





Attorney Code #16819

                 IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                      COUNTY DEPARTMENT, CHANCERY DIVISION


IN THE MATTER OF THE LIQUIDATION     )
OF RESURE, INC                       )        NO. 97 CH 01974

                                     ORDER
                                     -----


         THIS CAUSE COMING TO BE HEARD upon the Liquidator's Motion for approval of a Settlement and Compromise of a Certain Debt Owing to Resure Inc.; the Court having jurisdiction over the parties and the subject matter; the Court having reviewed the pleadings filed herein and having heard counsel for the Liquidator and being otherwise fully advised in the premises;

        IT IS ORDERED:

        A. That the settlement terms as indicated in the Order Resolving Motion for Relief from Stay ("Bankruptcy Order"), and the Liquidator's participation therein, which is attached to the Liquidator's instant motion as Exhibit B are hereby approved pursuant to Section 193 of the Illinois Insurance Code, 215 ILCS5/193.
                -----------------------

        B. The Liquidator ia authorized to execute any and all documents necessary to effectuate the terms of the Bankruptcy Order.


                                                ENTERED:
                                                        JUDGE NANCY J. ARNOLD
    Cathleen Travis
    D. Daniel Barr                                          JAN 9 2002
    Michael J. Buresh                                    Circuit Court-1732
    Counsel to the Liquidator                   ------------------------------
    222 Merchandise Mart Plaza                  Judge Presiding
    Suite 1450
    Chicago, IL  60654
    (312) 836-9500